UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

AAR CORP. (the “Company”) is supplementing certain disclosures in connection with the financings related to the Company’s previously disclosed acquisition (the “Acquisition”) of the Product Support Business (the “Triumph Group Product Support Business”) of Triumph Group, Inc., a Delaware corporation (“Triumph Group”), pursuant to a definitive Securities Asset Purchase Agreement (the “Transactions”).

Item 8.01. Other Events.

Information Related to the Transactions

Supplementary Risk Factors

Certain information with respect to material risks related to the Transactions, which supplements the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2023, under the section titled “Risk Factors” in Part I, Item 1A, is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Operational Information

Certain information with respect to the Company’s operations is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Financial Statements

Certain (i) audited combined financial statements of the Triumph Group Product Support Business, (ii) unaudited combined financial statements of the Triumph Group Product Support Business and (iii) unaudited pro forma condensed combined financial statements of the Company giving effect to the Transactions, each as described in Item 9.01 of this Current Report on Form 8-K, are attached as Exhibits 99.3, 99.4 and 99.5 hereto, respectively, and incorporated by reference herein.

The consent of Ernst & Young LLP, consenting to the incorporation by reference in certain of the Company’s registration statements of its report forming part of Exhibit 99.3 hereto, is attached as Exhibit 23.1 hereto and incorporated by reference herein.

Non-GAAP Financial Measures

Certain financial measures that are not recognized under U.S. generally accepted accounting principles (“GAAP”) in connection with the Transactions are attached as Exhibit 99.6 to this Form 8-K. The information included in Exhibit 99.6 presents financial results for (i) the Company with respect to Adjusted EBITDA, Adjusted Revenue, Adjusted EBITDA Margin, Adjusted Operating Income and Adjusted Operating Margin, and (ii) the Triumph Group Product Support Business with respect to Adjusted EBITDA, Adjusted Operating Income and Adjusted Operating Margin, which are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company believes these non-GAAP financial measures are relevant and useful for investors as they illustrate the Company’s and the Triumph Group Product Support Business’s actual operating performance unaffected by the impact of certain items. When reviewed in conjunction with the Company’s and the Triumph Group Product Support Business’s GAAP results and the accompanying reconciliations, the Company believes these non-GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting the Company’s and the Triumph Group Product Support Business’s business and provide a means by which to compare its operating performance against that of other companies in the industries in which it competes. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Pursuant to the requirements of Regulation G of the Exchange Act, the Company provided tables in Exhibit 99.6 hereto that reconcile the above-mentioned non-GAAP financial measures to the most directly comparable GAAP financial measures.

HSR Act

The consummation of the Acquisition is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the Acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Company and Triumph each filed a Notification and Report Form pursuant to the HSR Act with respect to the Acquisition with the U.S. Federal Trade Commission (the “FTC”) and the U.S. Department of Justice. The 30-day waiting period imposed by the HSR Act in connection with the Acquisition expired at 11:59 p.m. on February 8, 2024, without action by the FTC.

Russian Bankruptcy Litigation

During calendar years 2016 and 2017, certain of the subsidiaries of the Company purchased four engines from VIM-AVIA Airlines, LLC (“VIM-AVIA”), a company organized in Russia. Subsequent to the purchase of the engines, VIM-AVIA declared bankruptcy in Russian courts, and shortly thereafter the receiver of the VIM-AVIA bankruptcy estate and one of the major creditors of VIM-AVIA filed a claw-back action in the Arbitration Court of the Russian Republic of Tartarstan (the “Russian Trial Court”) against the Company’s subsidiaries alleging that the contracts entered into with VIM-AVIA in the 2016-2017 timeframe are invalid. The clawback action alleged that the Company’s subsidiaries owe the VIM-AVIA bankruptcy estate approximately $13 million, the alleged fair market value of the four engines at the time of sale. In March 2023, the Russian Trial Court awarded a $1.8 million judgment against the Company relating to one engine, and dismissed all the other claims against the Company relating to the three remaining engines. The Company recognized a corresponding charge of $1.8 million in the third quarter of fiscal 2023. The Company thereafter appealed the $1.8 million judgment entered against it by the Russian Trial Court. The receiver and the creditor thereafter appealed to the Russian Trial Court’s judgment dismissing their claims relating to the remaining three engines.

On September 26, 2023, the Russian Eleventh Arbitration Court of Appeal (the “Russian Appellate Court”) issued an order (i) affirming the Russian Trial Court's adverse judgment against the Company relating to one of the four engines; (ii) reversing the Russian Trial Court's dismissal of the claims relating to the remaining three engines; and (iii) awarding a judgment against the Company in the total amount of $13.0 million. During the first quarter of fiscal 2024, the Company recognized a charge for $11.2 million representing the judgment against the Company for the remaining three engines.

On October 25, 2023, the Company petitioned the Russian Court of Cassation for leave to obtain the Russian Court of Cassation's appellate review of the Russian Appellate Court's order of September 26, 2023. On November 13, 2023, the Russian Court of Cassation granted the Company's petition. On January 31, 2024, the Russian Court of Cassation announced its decision reversing the Russian Appellate Court's order of September 26, 2023, vacating in its entirety the judgment that had been entered by the Russian Appellate Court, and remanding the clawback action to the Russian Appellate Court for further proceedings.

The Company has strongly disputed and will continue to strongly dispute all claims asserted in the clawback action. The Company believes that the judgment announced on September 26, 2023 by the Russian Appellate Court - which was reversed and vacated by the Russian Court of Cassation on January 31, 2024 - was a result of, among other things, a hostile business and legal environment for foreign companies in Russia, which has been caused by developments in the Russia/Ukraine conflict, including the imposition of a range of sanctions and export controls on Russian entities and individuals by the U.S. and its North Atlantic Treaty Organization allies. Should an adverse judgment be entered against the Company in further proceedings before the Russian courts, the Company's ability to satisfy such judgment, in whole or in part, or to otherwise settle the receiver's claims may be restricted by the Company's obligation to comply with U.S. trade restrictions likely applicable to undisclosed creditors of the VIM-AVIA bankruptcy estate. Although there can be no assurances, the Company also believes it would have strong defenses to any attempt that may be made to recognize and enforce outside of Russia any adverse judgment that may be entered against it in further proceedings before the Russian courts. As the Company previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended November 30, 2023, as of November 30, 2023, the Company’s Condensed Consolidated Balance Sheet included a total liability for the matter of $13.0 million classified as long-term in Other liabilities. The Russian Court of Cassation’s reversal of the Russian Appellate Court’s order described above had no effect on the Company’s prior reserve analysis.

Press Release

On February 14, 2024, the Company issued a press release announcing the commencement of a proposed private financing in connection with the Transactions. The text of the press release is attached as Exhibit 99.7 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business to be acquired.

The combined financial statements of the Triumph Group Product Support Business as of and for the year ended March 31, 2023, attached as Exhibit 99.3 hereto and incorporated by reference herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon, which is incorporated by reference herein.

The unaudited combined financial statements of the Triumph Group Product Support Business as of December 31, 2023 and for the nine months ended December 31, 2023 are attached as Exhibit 99.4 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined statements of income (loss) for the six months ended November 30, 2023, the unaudited pro forma condensed combined statements of income for the twelve months ended November 30, 2023 and the year ended May 31, 2023, and the unaudited pro forma condensed combined balance sheet as of November 30, 2023, each with related notes thereto, are attached as Exhibit 99.5 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Certain material risks related to the Transactions

99.2	Certain operational information

99.3	Audited combined financial statements of the Triumph Group Product Support Business as of and for the year ended March 31, 2023 and the report of Ernst & Young LLP, independent auditors

99.4	Unaudited combined financial statements of the Triumph Group Product Support Business as of December 31, 2023 and for the nine months ended December 31, 2023

99.5	Unaudited pro forma condensed combined statements of income for the six and twelve months ended November 30, 2023 and the year ended May 31, 2023 of the Company, and unaudited pro forma condensed combined balance sheet as of November 30, 2023 of the Company

99.6	Certain non-GAAP financial measures

99.7	Press release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect the Company’s expectations about future conditions. Forward-looking statements may also be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. These forward-looking statements are based on beliefs of the Company, as well as assumptions and estimates based on information currently available to the Company and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. Such risks and uncertainties include, but are not limited to: (1) risks associated with the Company’s ability to consummate the Acquisition and the timing of the closing of the Acquisition (including the failure to satisfy the closing conditions or obtained required approvals); (2) risks related to the Company’s ability to obtain the financings contemplated by the Transactions on favorable terms, or at all; (3) the effect of the announcement of the Acquisition on the Company’s operating results and business generally, including the amount of costs, fees and expenses related to the acquisition; (4) the Company’s ability to successfully integrate the Triumph Group Product Support Business into its operations; (5) the Company’s ability to realize the anticipated benefits of the Acquisition as rapidly or to the extent anticipated; (6) the risk that the Company’s stock price may decline significantly if the Transactions are not consummated; (7) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Transactions and instituted against the Company and others; (8) limitations on the Company’s ability to access the capital markets or to draw down funds under loan agreements; (9) other factors that could affect the Company’s business, such as, without limitation, factors that adversely affect the commercial aviation industry, a reduction in the level of sales to the branches, agencies and departments of the U.S. government and their contractors, and non-compliance with laws and regulations relating to the Company’s business; and (10) other risks related to the consummation of the Transactions.

For a discussion of these and other risks and uncertainties, refer to “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q and its subsequent filings and quarterly reports. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAR CORP.

Date: February 14, 2024	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary